Columbia Convertible Securities Fund
Summary Prospectus
July 1, 2026

Class	Ticker Symbol
A	PACIX
C	PHIKX
Institutional (Class Inst)	NCIAX
Institutional 2 (Class Inst2)	COCRX
Institutional 3 (Class Inst3)	CSFYX
S	NCIDX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders, statement of additional information and other information about the Fund online at https://www.columbiathreadneedleus.com/resources/literature. If you hold your Fund shares through a financial intermediary (such as a broker-dealer or bank), you can get this information at no cost by contacting that financial intermediary. If you hold your Fund shares directly with the Fund, you can get this information at no cost by calling 800.345.6611 or by sending an email to serviceinquiries@columbiathreadneedle.com. This Summary Prospectus incorporates by reference the Fund’s prospectus, dated July 1, 2026, and current Statement of Additional Information.
As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective
Columbia Convertible Securities Fund (the Fund) seeks total return, consisting of capital appreciation and current income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and members of your immediate family invest, or agree to invest in the future, at least $50,000 in certain classes of shares of eligible funds distributed by Columbia Management Investment Distributors, Inc. (the Distributor). More information is available about these and other sales charge discounts and waivers from your financial intermediary, and can be found in the Choosing a Share Class section beginning on page 25 of the Fund’s prospectus, in Appendix A to the prospectus beginning on page A-1 and in Appendix S to the Statement of Additional Information (SAI) under Sales Charge Waivers beginning on page S-1.
Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Classes Inst, Inst2, Inst3 and S
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75%	None	None
Maximum deferred sales charge (load) imposed on redemptions (as a % of the lower of the original purchase price or current net asset value)	1.00%(a)	1.00%(b)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class Inst	Class Inst2	Class Inst3	Class S
Management fees	0.77%	0.77%	0.77%	0.77%	0.77%	0.77%
Distribution and/or service (12b-1) fees	0.25%	1.00%	0.00%	0.00%	0.00%	0.00%
Other expenses	0.13%	0.13%	0.13%	0.09%	0.04%	0.13%
Total annual Fund operating expenses(c)	1.15%	1.90%	0.90%	0.86%	0.81%	0.90%
Less: Fee waivers and/or expense reimbursements(d)	(0.06%)	(0.06%)	(0.06%)	(0.06%)	(0.06%)	(0.06%)
Total annual Fund operating expenses after fee waivers and/or expense reimbursements	1.09%	1.84%	0.84%	0.80%	0.75%	0.84%
(a)
This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)
This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
(c)
“Total annual Fund operating expenses” include acquired fund fees and expenses (expenses the Fund incurs indirectly through its investments in other investment companies) and may be higher than the ratio of expenses to average net assets shown in the Financial Highlights section of this prospectus because the ratio of expenses to average net assets does not include acquired fund fees and expenses.
(d)
Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) through June 30, 2027, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rates of 1.09% for Class A, 1.84% for Class C, 0.84% for Class Inst, 0.80% for Class Inst2, 0.75% for Class Inst3 and 0.84% for Class S. Any differences in these annual rates relative to the annual rates noted in the last row of the above table (e.g., net expense ratios) are due to applicable exclusions under the agreement.
 Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:
■
you invest $10,000 in the applicable class of Fund shares for the periods indicated,
■
your investment has a 5% return each year, and
■
the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.

Columbia Convertible Securities Fund

Class C shares’ 10-year cost examples below reflect the Class C shares' 8-year conversion policy.
Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire as indicated in the preceding table, they are only reflected in the 1 year example and the first year of the other examples. Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:
	1 year	3 years	5 years	10 years
Class A (whether or not shares are redeemed)	$680	$914	$1,166	$1,887
Class C (assuming redemption of all shares at the end of the period)	$287	$591	$1,021	$2,022
Class C (assuming no redemption of shares)	$187	$591	$1,021	$2,022
Class Inst (whether or not shares are redeemed)	$86	$281	$493	$1,102
Class Inst2 (whether or not shares are redeemed)	$82	$268	$471	$1,055
Class Inst3 (whether or not shares are redeemed)	$77	$253	$444	$996
Class S (whether or not shares are redeemed)	$86	$281	$493	$1,102
Portfolio Turnover
The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 212% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in convertible securities. Convertible securities are bonds, preferred stocks, and other securities that pay interest or dividends and are convertible into common stocks or its equivalent value. In general, a convertible security performs more like a stock when the underlying stock's price is high (because it is assumed that it will be converted into the stock) and more like a bond when the underlying stock's price is low (because it is assumed that it will mature without being converted). The Fund may invest up to 15% of its total assets in Eurodollar convertible securities and up to an additional 20% of its total assets in foreign securities. Most convertible securities are not investment grade-rated. Convertible securities rated below investment grade may be referred to as “junk bonds.” The Fund also may invest directly in equity securities.
The Fund looks for opportunities to participate in the potential growth of underlying common stocks, while seeking to earn income that is generally higher than the income those stocks provide. The Fund may sell common stocks short against positions in which the Fund has directly invested in convertible securities with no more than 10% of its assets. The Fund may from time to time emphasize one or more economic sectors in selecting its investments, including the information technology sector.
The Fund may invest in privately placed and other securities or instruments that are purchased and sold pursuant to Rule 144A or other exemptions under the Securities Act of 1933, as amended, subject to certain regulatory restrictions.
Principal Risks
An investment in the Fund involves risks, including Convertible Securities Risk, Market Risk, Interest Rate Risk, Credit Risk, and Changing Distribution Level Risk, among others. Descriptions of these and other principal risks of investing in the Fund are provided below. There is no assurance that the Fund will achieve its investment objective and you may lose money. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and share price may go down. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The significance of any specific risk to an investment in the Fund will vary over time depending on the composition of the Fund's portfolio, market conditions, and other factors. You should read all of the risk information below carefully, because any one or more of these risks may result in losses to the Fund.
Active Management Risk. Due to its active management, the Fund could underperform its benchmark index and/or other funds with similar investment objectives and/or strategies.
Columbia Convertible Securities Fund

Changing Distribution Level Risk. The Fund normally expects to receive income which may include interest, dividends and/or capital gains, depending upon its investments. The distribution amounts paid by the Fund will vary and generally depend on the amount of income the Fund earns (less expenses) on its portfolio holdings, and capital gains or losses it recognizes. A decline in the Fund’s income or net capital gains arising from its investments may reduce its distribution level.
Convertible Securities Risk. Convertible securities are subject to the usual risks associated with debt instruments, such as interest rate risk and credit risk. Convertible securities also react to changes in the value of the common stock into which they convert and are thus subject to market risk. The Fund may also be forced to convert a convertible security at an inopportune time, which may decrease the Fund’s return.
Credit Risk. Credit risk is the risk that the value of debt instruments may decline if the issuer thereof defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies, such as S&P Global Ratings, Moody’s Investors Service, Inc. (Moody’s Ratings), Fitch Ratings, Inc. (Fitch), Morningstar DBRS (DBRS) and Kroll Bond Rating Agency, LLC (KBRA), assign credit ratings to certain debt instruments to indicate their credit risk. A rating downgrade by such agencies can negatively impact the value of such instruments. Lower-rated or unrated instruments held by the Fund may present increased credit risk as compared to higher-rated instruments. Non-investment grade debt instruments may be subject to greater price fluctuations and are more likely to experience a default than investment grade debt instruments and therefore may expose the Fund to increased credit risk. If the Fund purchases unrated instruments, or if the ratings of instruments held by the Fund are lowered after purchase, the Fund will depend on analysis of credit risk more heavily than usual.
Foreign Securities Risk. Investments in or exposure to securities of foreign companies may involve heightened risks relative to investments in or exposure to securities of U.S. companies. Investing in securities of foreign companies subjects the Fund to the risks associated with an issuer’s (and any of its related companies’) country of organization and places of business operations, including risks related to political, regulatory, economic, social, diplomatic and other conditions or events (including, for example, military confrontations and actions, war, other conflicts, terrorism and disease/virus outbreaks and epidemics) occurring in the country or region, as well as risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than securities of U.S. companies and are subject to the risks associated with potential imposition of economic and other sanctions against a particular foreign country, its nationals or industries or businesses within the country. In addition, foreign governments may impose withholding or other taxes on the Fund’s income, capital gains or proceeds from the disposition of foreign securities, which could reduce the Fund’s return on such securities. The performance of the Fund may also be negatively affected by fluctuations in a foreign currency's strength or weakness relative to the U.S. dollar, particularly to the extent the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar.
High-Yield Investments Risk. Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called “high-yield” or “junk” bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade debt instruments. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Changes in the value of a debt instrument usually will not affect the amount of income the Fund receives from it but will generally affect the value of your investment in the Fund. Changes in interest rates may also affect the liquidity of the Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. For example, a three-year duration means a bond is expected to decrease in value by 3% if interest rates rise 1% and increase in value by 3% if interest rates fall 1%. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Such actions may negatively affect the value of debt instruments held by the Fund, resulting in a negative impact on the Fund's performance and NAV. Any interest rate increases could cause the value of the Fund’s investments in debt instruments to decrease. Rising interest rates may prompt redemptions from the Fund, which may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses.

Columbia Convertible Securities Fund

Issuer Risk. An issuer in which the Fund invests or to which it has exposure may perform poorly or below expectations, and the value of its securities may therefore decline, which may negatively affect the Fund’s performance. Underperformance of an issuer may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations and actions, war, other conflicts, terrorism, disease/virus outbreaks, epidemics or other events, conditions and factors which may impair the value of your investment in the Fund.
Liquidity Risk. Liquidity risk is the risk associated with any event, circumstance, or characteristic of an investment or market that negatively impacts the Fund’s ability to sell, or realize the proceeds from the sale of, an investment at a desirable time or price. Liquidity risk may arise because of, for example, a lack of marketability of the investment, which means that when seeking to sell its portfolio investments, the Fund could find that selling is more difficult than anticipated, especially during times of high market volatility. Decreases in the number of financial institutions, including banks and broker-dealers, willing to make markets (match up sellers and buyers) in the Fund’s investments or decreases in their capacity or willingness to trade such investments may increase the Fund’s exposure to this risk. The debt market has experienced considerable growth, and financial institutions making markets in instruments purchased and sold by the Fund (e.g., bond dealers) have been subject to increased regulation. The impact of that growth and regulation on the ability and willingness of financial institutions to engage in trading or “making a market” in such instruments remains unsettled. Certain types of investments, such as lower-rated securities or those that are purchased and sold in over-the-counter markets, may be especially subject to liquidity risk. Securities or other assets in which the Fund invests may be traded in the over-the-counter market rather than on an exchange and therefore may be more difficult to purchase or sell at a fair price, which may have a negative impact on the Fund’s performance. Market participants attempting to sell the same or a similar instrument at the same time as the Fund could exacerbate the Fund’s exposure to liquidity risk. The Fund may have to accept a lower selling price for the holding, sell other liquid or more liquid investments that it might otherwise prefer to hold (thereby increasing the proportion of the Fund’s investments in less liquid or illiquid securities), or forego another more appealing investment opportunity. The liquidity of Fund investments may change significantly over time and certain investments that were liquid when purchased by the Fund may later become illiquid, particularly in times of overall economic distress. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may also adversely affect the liquidity and the price of the Fund's investments. Judgment plays a larger role in valuing illiquid or less liquid investments as compared to valuing liquid or more liquid investments. Price volatility may be higher for illiquid or less liquid investments as a result of, for example, the relatively less frequent pricing of such securities (as compared to liquid or more liquid investments). Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. Overall market liquidity and other factors can lead to an increase in redemptions, which may negatively impact Fund performance and NAV, including, for example, if the Fund is forced to sell investments in a down market.
Market Risk. The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
Preferred Stock Risk. Preferred stock is a type of stock that may pay dividends at a different rate than common stock of the same issuer, if at all, and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights. The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades. The most significant risks associated with investments in preferred stock include issuer risk, market risk and interest rate risk (the risk of losses attributable to changes in interest rates).
Prepayment and Extension Risk. Prepayment and extension risk is the risk that a bond or other security or investment might, in the case of prepayment risk, be called or otherwise converted, prepaid or redeemed before maturity and, in the case of extension risk, that the investment might not be called as expected. In the case of
Columbia Convertible Securities Fund

prepayment risk, if the investment is converted, prepaid or redeemed before maturity, the portfolio managers may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. As interest rates decrease or spreads narrow on such investments, the likelihood of prepayment increases. Conversely, extension risk is the risk that an unexpected rise in interest rates will extend the life of an investment beyond the prepayment time. If the Fund’s investments are locked in at a lower interest rate for a longer period of time, the portfolio managers may be unable to capitalize on investments with higher interest rates or wider spreads.
Rule 144A and Other Exempted Securities Risk. The Fund may invest in privately placed and other securities or instruments exempt from SEC registration (collectively “private placements”), subject to certain regulatory restrictions. In the U.S. market, private placements are typically sold only to qualified institutional buyers, or qualified purchasers, as applicable. An insufficient number of buyers interested in purchasing private placements at a particular time could adversely affect the marketability of such investments and the Fund might be unable to dispose of them promptly or at reasonable prices, subjecting the Fund to liquidity risk. The Fund’s holdings of private placements may increase the level of Fund illiquidity if eligible buyers are unable or unwilling to purchase them at a particular time. Issuers of Rule 144A eligible securities are required to furnish information to potential investors upon request. However, the required disclosure is much less extensive than that required of public companies and is not publicly available since the offering information is not filed with the SEC. Further, issuers of Rule 144A eligible securities can require recipients of the offering information (such as the Fund) to agree contractually to keep the information confidential, which could also adversely affect the Fund’s ability to dispose of the security.
Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within one or more economic sectors, including the information technology sector. Companies in the same sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund vulnerable to unfavorable developments in that group of industries or economic sector.
■
Information Technology Sector. The Fund is vulnerable to the particular risks that may affect companies in the information technology sector. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Short Positions Risk. The Fund may establish short positions which introduce more risk to the Fund than long positions (where the Fund owns the instrument or other asset) because the maximum sustainable loss on an instrument or other asset purchased (held long) is limited to the amount paid for the instrument or other asset plus the transaction costs, whereas there is no maximum price of the shorted instrument or other asset when purchased in the open market. Therefore, in theory, short positions have unlimited risk. The Fund’s use of short positions in effect “leverages” the Fund. Leverage potentially exposes the Fund to greater risks of loss due to unanticipated market movements, which may magnify losses and increase the volatility of returns. To the extent the Fund takes a short position in a derivative instrument or other asset, this involves the risk of a potentially unlimited increase in the value of the underlying instrument or other asset. Short positions also involve transaction and other costs that will reduce potential Fund gains and increase potential Fund losses.
Performance Information
The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s Class A share performance (without sales charges) has varied for each full calendar year shown. If the sales charges were reflected, returns shown would be lower. The table below the bar chart compares the Fund’s returns (after applicable sales charges shown in the Shareholder Fees table in this prospectus) for the periods shown with a broad measure of market performance, as well as another measure of performance for markets in which the Fund may invest.

Columbia Convertible Securities Fund

The performance of one or more share classes shown in the table below begins before the indicated inception date for such share class. The returns shown for each such share class include the returns of the Fund’s Class A shares (without applicable sales charges) for periods prior to its inception date.
Except for differences in annual returns resulting from differences in expenses and sales charges (where applicable), the share classes of the Fund would have substantially similar annual returns because all share classes of the Fund invest in the same portfolio of securities.
The after-tax returns shown in the Average Annual Total Returns table below are calculated using the highest historical individual U.S. federal marginal income tax rates in effect during the period indicated in the table and do not reflect the impact of state, local or foreign taxes. Your actual after-tax returns will depend on your personal tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table do not apply to shares held in tax-advantaged accounts such as 401(k) plans or Individual Retirement Accounts (IRAs). The after-tax returns are shown only for Class A shares and will vary for other share classes.
The Fund’s past performance (before and after taxes) is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611 or visiting columbiathreadneedleus.com.
Year by Year Total Return (%) as of December 31 Each Year*	Best and Worst Quarterly Returns During the Period Shown in the Bar Chart
	Best	2nd Quarter 2020	25.95%
	Worst	2nd Quarter 2022	-16.40%
*
Year to Date return as of March 31, 2026: 2.70%
 Average Annual Total Returns After Applicable Sales Charges (for periods ended December 31, 2025)

	Share Class Inception Date	1 Year	5 Years	10 Years
Class A	09/25/1987
returns before taxes		12.68%	2.89%	10.55%
returns after taxes on distributions		12.05%	0.87%	8.58%
returns after taxes on distributions and sale of Fund shares		7.56%	1.66%	7.93%
Class C returns before taxes	10/21/1996	17.65%	3.33%	10.37%
Class Inst returns before taxes	05/21/1999	19.87%	4.38%	11.48%
Class Inst2 returns before taxes	11/08/2012	19.95%	4.43%	11.55%
Class Inst3 returns before taxes	10/01/2014	19.97%	4.48%	11.60%
Class S returns before taxes	10/02/2024	19.87%	4.19%	11.24%
ICE BofA US Convertible Index (reflects no deductions for fees, expenses, taxes or, for periods prior to July 2022, transaction costs)		17.98%	5.05%	11.22%
Russell 3000® Index (reflects no deductions for fees, expenses or taxes)		17.15%	13.15%	14.29%

Fund Management
Investment Manager: Columbia Management Investment Advisers, LLC
Portfolio Management	Title	Role with Fund	Managed Fund Since
Yan Jin	Senior Portfolio Manager	Lead Portfolio Manager	2006
David King, CFA	Senior Portfolio Manager	Portfolio Manager	2010
Grace Lee, CAIA	Senior Portfolio Manager	Portfolio Manager	2020
Columbia Convertible Securities Fund

Purchase and Sale of Fund Shares
You may purchase or redeem shares of the Fund on any business day by contacting the Fund in the ways described below:
Online	Regular Mail	Express Mail	By Telephone
columbiathreadneedleus.com/investor/	Columbia Management Investment Services Corp. P.O. Box 219104 Kansas City, MO 64121-9104	Columbia Management Investment Services Corp. 801 Pennsylvania Ave., STE. 219104 Kansas City, MO 64105-1307	800.422.3737
You may purchase shares and receive redemption proceeds by electronic funds transfer, by check or by wire. If you maintain your account with a broker-dealer or other financial intermediary, you must contact that financial intermediary to buy, sell or exchange shares of the Fund through your account with the intermediary.
The minimum initial investment amounts for the share classes offered by the Fund are shown below:
Minimum Initial Investment
Class	Category of eligible account	For accounts other than Systematic Investment Plan accounts (as described in the Fund’s Prospectus)	For Systematic Investment Plan accounts
Classes A & C	All accounts other than IRAs	$2,000	$100
	IRAs	$1,000	$100
Class Inst	All eligible accounts	$0, $1,000 or $2,000 depending upon the category of eligible investor	$100
Class Inst2	All eligible accounts	None	N/A
Class Inst3	All eligible accounts	$0, $1,000, $2,000 or $1 million depending upon the category of eligible investor	$100 (for certain eligible investors)

More information about these minimums can be found in the Buying, Selling and Exchanging Shares - Buying Shares section of the prospectus. There is no minimum additional investment for any share class.
Class S shares are available (i) to be held, but not purchased, by accounts of financial intermediaries that, with specific written permission from the Distributor, have instructed the Fund to exchange Class Inst shares for Class S shares; and (ii) to be held and purchased by omnibus group retirement plans that (A) opened and, subject to exceptions, funded a Class Inst share account as of the close of business on March 28, 2013 and have continuously held Class Inst shares in such account through at least September 30, 2024 and (B) received specific written permission from the Distributor to exchange Class Inst shares for Class S shares. Only omnibus retirement plans referenced in (ii) above may purchase Class S shares, open new Class S accounts, or add new plan participants to a Class S shares omnibus retirement plan account. Otherwise, Class S shares are not available for purchase (other than through the reinvestment of distributions on Class S shares).
Tax Information
The Fund normally distributes net investment income and net realized capital gains, if any, to shareholders. These distributions are generally taxable to you as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged account, such as a 401(k) plan or an IRA. If you are investing through a tax-advantaged account, you may be taxed upon withdrawals from that account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies — including Columbia Management Investment Advisers, LLC (the Investment Manager), Columbia Management Investment Distributors, Inc. (the Distributor) and Columbia Management Investment Services Corp. (the Transfer Agent) — may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Columbia Convertible Securities Fund

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.
The Fund is distributed by Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210.
© 2026 Columbia Threadneedle. All rights reserved.
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